EXHIBIT 32.2

                        CERTIFICATION OF VICE-PRESIDENT
                              BIRCH BRANCH, INC.
                     PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the Quarterly Report of Birch Branch, Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George A. Powell, Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ George A. Powell
George A. Powell
Vice-President, Secretary and Director
February 21, 2005